SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported):  September 7, 2004

                         Commission File No.: 000-32309



                                 CABLE NET, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                 85-1010155
---------------------------------         -------------------------------
(State or other jurisdiction of          (IRS Employer Identification No.)
incorporation or organization)


                             4500 Bankers Hall East
                              855 - 2nd Street S.W.
                            Calgary, Alberta T2P 4K7
              -----------------------------------------------------
                    (Address of principal executive offices)


                                  403- 298-3100
                            ------------------------
                            (Issuer telephone number)


                   -------------------------------------------
                   (Former name, if changed since last report)


            #B3A323-8776 E. Shea Boulevard, Scottsdale, Arizona 85260
          ------------------------------------------------------------
                 (Former address, if changed since last report)






SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

     ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On September 7, 2004, Kevin Ericksteen resigned as the President of Registrant and Deanna Olson resigned as Secretary and Treasurer of Registrant. The Board of Directors appointed Frank Marasco to replace Mr. Ericksteen as President, and Maria Marasco to replace Ms. Olson as Secretary and Treasurer of Registrant.

     On Setember 7, 2004 Kevin Ericksteen and Deanna Olson, without disagreements or conflicts, resigned their positions as Directors of Registrant. Prior to their resignation, Mr. Ericksteen and Ms. Olson unanimously appointed Frank Marasco and Maria Marasco to replace them as Directors of the Registrant via written consent in accordance with the laws of the State of Nevada.

SECTION - 9 FINANCIAL STATEMENTS AND EXHIBITS

     ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits:  The exhibits listed below are attached and filed as part of this report:

                 Exhibits                Description
                 --------              --------------
                   2.1                 Resignation Letter of Kevin Ericksteen
                   2.2                 Resignation Letter of Deanna Olson



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                  CABLE NET, INC.

                                                  By:  /s/ Frank Marasco
September 13, 2004                                    ------------------------
                                                           Frank Marasco
                                                           President